UBS 33rd Annual Media Week Conference December 8, 2005 James F. Mooney, Chairman Peter Aquino, President and CEO Exhibit 99.2

“Safe Harbor” Statement
Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,”
“estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words. We wish to take advantage of “safe harbor” provided for by the Private
Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology,
(4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and
Exchange Commission.
Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures and presents 2004 results as if
Starpower were 100% owned during 2004. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at
www.rcn.com.

Overview
Strong 2005 Results
• Continued progress on cost reductions and EBITDA growth
• Initiated build out program of 50K new homes passed/re-built
2006 Objectives
• Launch new product bundles that better address customer needs
• Continued cost reductions
• Expand profitability
Actively Managing Asset Portfolio
• Megacable
• Evaluating potential divestiture, opportunistic acquisition, and partnership alternatives

Licensed Footprint
NY/NJ
• 13 licenses
Eastern PA
• 74 licenses
Chicago, IL
• 3 licenses
Boston Metro
• 23 licenses
D.C. Metro
• 5 licenses
San Francisco, CA
• 10 licenses
Los Angeles, CA
• 2 licenses
US Market Profile (3Q05):
Total Licensed Homes: 6M
Number of Municipalities: 130
Homes Passed:  1.4 M
Penetration: 29%
ARPC: $102
ASPC: 2.13
Megacable Profile:
Homes Passed: ~2.1M
Cable Customers: 593K
HSD Customers: 163 K

Deliver Robust EBITDA & Cash Flow Growth
Deliver Robust EBITDA & Cash Flow Growth
Deliver Robust EBITDA & Cash Flow Growth
Cost Reduction Revenue Growth
Portfolio
Management
Strategy
Simplify business
Manage direct costs
Minimize overhead
Improve service quality
Increase ARPC
Increase bundle %
Increase penetration
Increase homes passed
Grow Commercial
Realize value of non-
core assets
Evaluate opportunistic
M&A alternatives

Revenue Growth Initiatives
Increase Average Revenue per Customer
• Rate Increases
• Increase RGU’s per customer
Increase Penetration
• Increase awareness, response rates and sales productivity
• New product bundles
Increase homes passed
• 50k new homes passed / re-built by YE06
Grow Commercial
• Focus on high margin on-net solutions / building penetration
Drive continued growth in core residential and commercial revenue
Drive
Drive
continued
continued
growth
growth
in
in
core
core
residential
residential
and
and
commercial
commercial
revenue
revenue

Direct Cost Initiatives
Programming
• Renegotiate contracts to lower rates and mitigate future increases
• Realign channels into higher margin bundles
• Drop lower performing channels
• Promote fairness in competition through regulatory strategy
Network
• Renegotiate voice services contracts
• Remove unnecessary network elements
Maintain strong gross margin performance
Maintain strong gross margin performance
Maintain strong gross margin performance

G&A Initiatives
Reduce truck rolls & trouble calls
Reduce corporate staff / outside labor costs
Automate back office and customer care processes
Simplify product offerings and pricing
Renegotiate support contracts
Consolidate facilities & sublease excess space
Reduce property taxes
Reduce credit card & bank fees
Evaluate outsourcing
Targeting at least $25M of savings in 2006
Targeting at least $25M of savings in 2006
Targeting at least $25M of savings in 2006

Selected Megacable Metrics
(1) For comparative purposes, RCN defines Megacable EBITDA as Revenue less Cost & Expenses (which includes Cost of Service and Sales, General & Administrative expenses)
Audited Audited Unaudited Unaudited
($ in millions)
2003 2004 1Q05 2Q05
Homes Passed 1,992         2,100         NA NA
Video Subscribers 509            558            NA 593
Data Subscribers 126            153            NA 163
Revenue 153.5 $      186.2 $      52.4 $          56.8 $
Cost & Expenses 81.9 $        103.3 $      31.8 $          31.6 $
EBITDA
(1)
71.6 $        82.9 $        20.5 $          25.2 $
EBITDA Margin 47% 45% 39% 44%
Capex NA 16.3 $        NA NA
Cash 58.5 $        82.1 $        110.2 $        128.3 $
Total Assets 270.5 $      314.9 $      327.2 $        350.0 $
Long Term Debt 9.0 $          3.9 $          3.0 $            2.9 $
Total Liabilities 98.5 $        84.3 $        80.9 $          75.9 $

Cable Television
– Diverse line-up of
basic, digital cable
and premium video
programming
– Pay-per-view and
VOD service
– HDTV and digital
cable services
– Digital Video
Recorders
High Speed Data
– Cable modem
services provide high-
speed Internet
access
• MegaModem
Mach 7 & Mach 10
• Currently trialing
MegaModem
Mach 20
connection
Telephony
– RCN offers a full
range of local calling
plans for residential
customers
– 99.999% reliability
• Power backup
• E911 service
– VoIP deployment in
Chicago market
Products & Services
Other:
– Dialup: RCN provides Internet connection through RCN’s 56K dial-up service
Commercial
– RCN provides
switch-based local
telephone and long
distance services,
T1, OC3, DS3, dial-
up and web hosting
under the “RCN
Business Solutions”
name
RCN delivers superior products at competitive monthly rates
RCN delivers superior products at competitive monthly rates
RCN delivers superior products at competitive monthly rates

Key Operating Metrics
Revenue Generating Units (RGUs)
Average Revenue per Customer
Continued focus on triple play generating positive results
Continued focus on triple play generating positive results
Continued focus on triple play generating positive results
Bundle Percentage
Average RGU’s per Customer
281 280 280
276 275
386 383
379
371 371
217 222
228
229
238
883
885 888
876
884
3Q04 4Q04 1Q05 2Q05 3Q05
Voice Video Cable Modem
2.13
2.11
2.09
2.07
2.04
3Q04 4Q04 1Q05 2Q05 3Q05
67%
65%
64%
63%
62%
3Q04 4Q04 1Q05 2Q05 3Q05
$96
$97
$100
$102
$102
3Q04 4Q04 1Q05 2Q05 3Q05

$156
$149
2004 YTD 2005 YTD
Key Financial Trends
Revenue
Sales, General & Administrative
Direct Cost
EBITDA & EBITDA Margin
(1)
$423
$421
13%
16%
($ in millions)
% of Revenue
% of Revenue
% of Revenue
37%
35%
49%
50%
$55
$69
2004 YTD 2005 YTD
$212
$205
2004 YTD 2005 YTD
$371
$381
$33
$20
$18
$20
2004 YTD 2005 YTD
Core Residential Other Residential Commercial

Capital Expenditures
$5.3
$2.9
$2.6
$11.4
$1.6
$10.1
$7.9
$8.1
$7.0
$9.1
$2.0
$0.7
$0.7
$3.3
$0.8
Infrastructure
Success Based
Support Systems
3Q04
$11.6M
4Q04
$21.7M
1Q05
$11.4M
2Q05
$11.5M
3Q05
$17.5M
($ in millions)
New Network Investments Driving Incremental Growth
New Network Investments Driving Incremental Growth
New Network Investments Driving Incremental Growth

2.1x
1.7x
0.8x
1.3x
4Q04 1Q05 2Q05 3Q05
$170
$164
$171
$154
4Q04 1Q05 2Q05 3Q05
Cash Flow & Liquidity
Debt / Net Debt
($ in millions)
Interest Coverage Ratio
(1)
Leverage Ratio
(1)
Cash & Short Term Investments
($ in millions)
(1)  Calculated on a trailing 12 month basis
494
494
494
492
323
323
330
338
4Q04 1Q05 2Q05 3Q05
Debt
Net Debt
5.5x
5.8x
6.5x
6.1x
3.8x
4.3x
3.8x
4.0x
4Q04 1Q05 2Q05 3Q05
Debt/ EBITDA
Net Debt / EBITDA

15 2005 Outlook Previous Current Customers ~400K 405-410K Revenue $555-565M ~$560M EBITDA $75-85M $85-90M Capital Expenditures $75-80M $75-80M

Con Edison Acquisition
Overall benefits
• 560 fiber optic route miles
• 10 river crossings
• 193 on-net buildings
• Diversity through use of electrical conduit system
Commercial benefits
• High quality customers w/ up-sell opportunities for RCN
• Experienced sales and engineering resources with proven large enterprise and carrier capabilities
• State-of-the-art operational processes and back office systems
• Immediate scale
Residential benefits
• Augment and extend network in Manhattan and Brooklyn
• River crossings to Northern NJ
– Access to 210,000 licensed homes currently not passed
Combination creates premier fiber network in metro New York
Combination creates premier fiber network in metro New York
Combination creates premier fiber network in metro New York

Pro forma network footprint – New York
CEC’s network provides diversity and expansion opportunities for RCN
RCN Fiber Backbone Route
Includes Manhattan, Queens,
Brooklyn & Bronx
Legend:
Manhattan, Queens &
Brooklyn Backbone
ConEd Communications
RCN Fiber Backbone Route
Includes Manhattan, Queens,
Brooklyn & Bronx
Legend:
Manhattan, Queens &
Brooklyn Backbone
ConEd Communications

2003 2004
YTD
9/30/05
(audited) (audited) (unaudited)
($ in millions)
Operating revenue
$19.3 $33.0 $30.4
Operating expenses 23.9 27.7 21.9
Compensation and benefits
16.8 11.0 9.2
SG&A
10.3 8.2 6.9
Total Expenses
         51.0          46.9          38.0
EBITDA
(31.7) (13.9) (7.6)
Capital expenditures $42.5 $19.5 $5.6
Con Edison Financial Overview
RCN expects to realize
approximately $3-4 million per
year in operating expense
synergies, primarily from the
elimination of redundant
overhead
In addition, RCN expects to
incur approximately $5 million
of integration and deal-related
costs over the next 12 months
This acquisition is expected to generate positive EBITDA in 2006 and positive Free Cash Flow by mid to late 2007
This acquisition is expected to generate positive EBITDA in 2006
This acquisition is expected to generate positive EBITDA in 2006 and positive Free Cash Flow by mid to late 2007
and positive Free Cash Flow by mid to late 2007

Investment Summary
Well-Positioned Bundled Communications Provider
• High-density urban market footprint
• Seamless services over state-of-the-art fiber-optic broadband network
On Track to Achieve 2005 Objectives
• Strong core customer metrics
• Progress in streamlining cost structure
Excellent EBITDA and Cash Flow Growth Prospects
•
Balanced approach of revenue growth and additional cost reduction
• Strategic footprint expansion – Con Edison Communications
Attractive Asset Base
•
Megacable
•
Non-core assets